SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                             reported) April 4, 1997

                          COMMISSION FILE NO.: 0-23126


                             RELIANCE BANCORP, INC.
             (Exact name of registrant as specified in its charter)


                   Delaware                                  11-3187176
                   --------                                  ----------
(State or other Jurisdiction of Incorporation            (IRS Employer or
 organization)                                            Identification No.)


585 Stewart Avenue, Garden City, New York                      11530
-----------------------------------------                      -----
(Address of principal executive officer)                        (Zip Code)


Registrant's telephone number, including area code:         (516) 222-9300
                                                            --------------

Item 5.           Other Events

         On April 4, 1997 the Company announced its fifth stock repurchase plan. The Company has been authorized by its Board of Directors to repurchase up to 5% of the Company's 8,819,457 outstanding shares during the next twelve months.

Item 7 (c).       Exhibits

Exhibit 99.1 Press Release announcing the Company's fifth stock repurchase program.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          By:      /s/ Raymond A. Nielsen
                                                   ----------------------
                                                       Raymond A. Nielsen
                                                       President and
                                                       Chief Executive Officer



Dated:    April 8, 1997